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                                  Exhibit 10.4

                          Interest Rate Swap Agreement

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(Multicurrency--Cross Border)

                                     ISDA(R)

                  International Swap Dealers Association, Inc.

                                MASTER AGREEMENT

               dated as of 12 March 2002
                           --------------------------------------

                                           Westpac Securities Admininstration
Westpac Banking Corporation                Limited ABN 77 000 049 472 as
ABN 33 007457 141                          trustee of the Series 2002-1G WST
("Party A")                           and  Trust ("Party B")
-------------------------------------      -------------------------------------

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:--

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2. Obligations

(a)   General Conditions.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing,
      (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and
      (3) each other applicable condition precedent specified in this Agreement.

       Copyright (C) 1992 by International Swap Dealers Association, Inc.

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(b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c) Netting. If on any date amounts would otherwise be payable:--

      (i) in the same currency; and

      (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d) Deduction or Withholding for Tax.

      (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:--

            (1) promptly notify the other party ("Y") of such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:--

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.


                                        2                           ISDA(R) 1992

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      (ii) Liability. If:--

            (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

            (2) X does not so deduct or withhold; and

            (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3. Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:--

(a) Basic Representations.

      (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

      (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

      (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

                                       3                            ISDA(R) 1992

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(b) Absence of Certain Events. No Event of Default or Potential Event of Default
or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4. Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:--

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:--

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii) any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

                                       4                            ISDA(R) 1992

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organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5. Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:--

      (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii) Credit Support Default.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

      (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

      (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
      (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

      (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

                                       5                            ISDA(R) 1992

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      described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

      (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:--

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors;
            (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;
            (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

      (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:--

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

                                       6                            ISDA(R) 1992

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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below:--

        (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):--

            (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

            (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

      (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

      (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

      (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

      (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

                                       7                            ISDA(R) 1992

6. Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b) Right to Terminate Following Termination Event.

      (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii) Transfer to Avoid Termination Event. If either an Illegality under
      Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

      (iv) Right to Terminate. If:--

            (1) a transfer under Section 6(b)(ii) or an agreement under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

            (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then

                                       8                            ISDA(R) 1992
      continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c) Effect of Designation.

      (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d) Calculations.

      (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) Events of Default. If the Early Termination Date results from an Event of Default:--

            (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

            (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

            (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

                                       9                            ISDA(R) 1992

            Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (ii) Termination Events. If the Early Termination Date results from a Termination Event:--

            (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

            (2) Two Affected Parties. If there are two Affected Parties:--

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

            If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

      (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

      (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

                                       10                           ISDA(R) 1992

7. Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:--

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For tbe purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

                                       11                           ISDA(R) 1992

9. Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e) Counterparts and Confirmations.

      (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

      (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10. Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11. Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document

                                       12                           ISDA(R) 1992
to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12. Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:--

      (i) if in writing and delivered in person or by courier, on the date it is delivered;

      (ii) if sent by telex, on the date the recipient's answerback is received;

      (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13. Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:--

      (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any

                                       13                           ISDA(R) 1992
reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14. Definitions

As used in this Agreement:--

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means:--

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d) in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

                                       14                           ISDA(R) 1992

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by
Section 2(b), in the place where the relevant new account is to be located and
(d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have

                                       15                           ISDA(R) 1992
been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:--

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meanings specified in the Schedule.

                                       16                           ISDA(R) 1992

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and
(b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market

                                       17                           ISDA(R) 1992
value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


Westpac Securities Administration               Westpac Securitisation Management
Limited (ABN 77 000 049 472)                    Pty Limited (ABN 73 081709 211)
------------------------------------------      --------------------------------------
           (Name of Party)                              (Name of Party)

By: /s/ Robert George Hamilton                  By: /s/ G. P. D. Rennie
    --------------------------------------         -----------------------------------
    Name: Robert George Hamilton                Name: G. P. D. Rennie
    Title: Manager, Trustee Securitisation      Title: Attorney
    Date: 12 March 2002                         Date: 12 March 2002


Westpac Banking Corporation
(ABN 33 007457 141)

By: /s/ G. P. D. Rennie
    ----------------------------------
    Name: G. P. D. Rennie
    Title: Attorney
    Date: 12 March 2002

By: /s/ Sonya Jenkins
    ----------------------------------
    Name: Sonya Jenkins
    Title: Attorney
    Date: 12 March 2002


                                       18                           ISDA(R) 1992

                                    SCHEDULE

                                     to the

                              ISDA Master Agreement

                            dated as of 12 March 2002

                 between WESTPAC BANKING CORPORATION ("Party A")

                    WESTPAC SECURITIES ADMINISTRATION LIMITED
             as trustee of the Series 2002-1G WST Trust ("Party B")

                                       and

         WESTPAC SECURITISATION MANAGEMENT PTY LIMITED ("Trust Manager")

                                     Part 1

                             Termination Provisions

In this Agreement:-

(a) "Specified Entity" is not applicable in relation to Party A and Party B.

(b)      The "Breach of Agreement", Credit Support Default" and
         "Misrepresentation" provisions of Section 5(a)(ii), (iii) and (iv) will not apply to Party A and Party B.

(c) The "Default under Specified Transaction" and "Cross Default" provisions of Section 5(a)(v) and (vi) will not apply to Party A and Party B.

(d)      "Termination Currency" means Australian Dollars.

(e) The "`Bankruptcy" provisions of Section 5(a)(vii) are replaced by "An Insolvency Event has occurred in respect of the party". The occurrence of an Insolvency Event in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Business Days of that occurrence, Party A and Party B are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes.

(f)      Section 5(a)(i) is amended to replace "third" with "tenth".

(g) The "Merger Without Assumption" provisions of Section 5(a)(viii) will not apply to Party A and Party B. The provisions of Sections 5(b)(ii)("Tax Event") and 5(b)(iii)("Tax Event Upon Merger") will not apply to Party A and Party B. The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and Party B.

(h) An "Additional Termination Event", set out in Part 5(i)(a) and (d) of this Schedule, will apply.

(i) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and Party B. Any event which, upon its occurrence, constitutes an Event of Default, is deemed not to be an essential term of the Transaction so that the occurrence of any Event of Default shall not be implied to constitute a repudiation of the Agreement. This does not in any way restrict or limit the right of a Non-Defaulting Party under section 6(a) to terminate following an Event of Default.

(j) In the "Transfer to Avoid Termination Event" provision of Section 6(b)(ii), after the words "another of its Offices or Affiliates" on the seventh line add "(in respect of which the Designated Rating Agencies confirm that the transfer will not cause a reduction or withdrawal of the rating of the Notes)".

(k) Payments on Early Termination For the purpose of Section 6(e) of this Agreement:-

                  (i) Subject to paragraphs a) and b) below, Loss will apply

                  (ii)     The Second Method will apply

         a) In respect of any Transaction that is described in its Confirmation as a "Variable Rate Basis Swap", the Loss of each party entitled to make a determination of its Loss under
                  Section 6(e) will be deemed to be zero; and

         b) In respect of any Transaction that is, described in its Confirmation as a "Fixed Rate Basis Swap", the Loss of each party entitled to make a determination of its Loss under
                  Section 6(e) will be deemed to be that amount that would result from the application of the "Market Quotation" payment measure to the Transaction.

(l)      In the  "Transfer"  provision of Section 7, add at the end of paragraph
         (a) after the closing parenthesis following the word "Agreement";

         "provided, in respect of Party A, that such other entity is an entity in respect of which the Designated Rating Agencies confirm that the transfer will not cause a reduction or withdrawal of the rating of the Notes";

         and add a new paragraph (c);

         "(c) Party B may transfer to a Successor Trustee (as defined below) or to avoid an Illegality as specified in Section 5(b)(i)".

(m)      Add a new paragraph to Section 7, immediately below paragraph (c):

         In the event that a trustee is appointed as a successor to Party B under the Trust Deed ("Successor Trustee"), Party A undertakes that it shall (unless, at the time the Successor Trustee is so appointed, Party A is entitled to terminate the Transaction under Section 6, in which case it may) novate to the Successor Trustee the Transaction on the same terms or on other terms to be agreed between Party A, Party B and the Successor Trustee, and give written notice to the Designated Rating Agencies of such novation.

(n)      Add a new Section 2(f) Trustee Provisions:

         Party B enters into this Agreement in its capacity as Trustee of the Trust. Clause 33.16 of the Trust Deed applies to this Agreement as if set out in full. Clause 16 of the Security Trust Deed shall apply to govern Party A's priority to moneys received from the sale of Assets or other enforcement of the Charge under the Security Trust Deed (each as defined in the Security Trust Deed).

(o) In the "Amendments" provision of Section 9(b) add at the end ",and notified in writing to the Designated Rating Agencies ".

                                     Part 2

                               Tax Representations

(a) Deduction or Withholding for Tax. Section 2(d) is replaced with the following section:

         All payments under this Agreement will be made subject to deduction or withholding for or on account of any Tax. If a party is so required to deduct or withhold, then that party ("X") will:

           (i)    promptly notify the other party ("Y") of such requirement;

          (ii) pay to the relevant authorities the full amount required to be deducted or withheld promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

         (iii) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities;

          (iv) pay to Y the amount Y would have received had no deduction or withholding been required less the amount of the deduction or withholding paid by X under Section 2(d)(ii).

(b) Payer Tax Representation. For the purpose of Section 3(e), Party A and Party B make the following representation:-

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:-

          (i) the accuracy of any representations made by the other party pursuant to Section 3(f);

          (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii);
                 and

          (iii) the satisfaction of the agreement of the other party contained in Section 4(d),

         provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(c) Payee Tax Representation. For the purpose of Section 3(f), Party A and Party B make the representation specified below:-

         "It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country".

                                     Part 3

                            Documents to be delivered

For the purpose of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver to the other as soon as reasonably practicable following a request by the other party, any document or certificate reasonably required by a party in connection with its obligations to make a payment under this Agreement which would enable that party to make the payment free from any deduction or withholding for or on account of Tax or as would reduce the rate at which the deduction or withholding for or on account of Tax is applied to that payment.

                                     Part 4

                                  Miscellaneous

(a)      Address for Notices.  For the purpose of Section 12(a):-

         Address for notices or communications to Party A to each of the following for all purposes:-

         Address          :        Financial Markets Operations
                                   Level 3, 255 Elizabeth Street
                                   Sydney  NSW  2000
         Attention        :        Senior Manager,  Global Derivative Operations
         Fax No           :        02 9283 1724

         Address for notices or communications to the Trust Manager:-

         Address          :        Group Securitisation
                                   Level 25, 60 Martin Place
                                   Sydney  NSW  2000
         Attention        :        Cameron Kelly
         Fax No           :        02 9226 1888

         Address for notices or communications to Party B:-

         Address          :        Westpac Securities Administration Limited
                                   4th Floor, 50 Pitt Street
                                   Sydney  NSW  2000
         Attention        :        Robert Hamilton
         Fax No           :        02 9220 4113

         For all purposes

(b)      Process Agent.   Party A and Party B do not appoint any Process Agents.

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d) Multibranch Party. Party A is not a Multibranch Party and Party B is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is the Trust Manager, unless specified in a relevant Confirmation.

(f) Credit Support Document. - Details of any Credit Support Document:- In relation to Party A: Nil
         In relation to Party B: Security Trust Deed

(g)      Credit Support Provider. - Nil.

(h) Governing Law. This Agreement is governed by and construed in accordance with the laws of the State of New South Wales, and Section 13(b)(i) is deleted and replaced with the following: "submits to the non-exclusive jurisdiction of the courts of New South Wales and courts of appeal from them."

(i) Netting of Payments. Section 2(c)(ii) of this Agreement will apply to net Transactions specified in the same Confirmation, and will not apply to net Transactions specified in different Confirmations.

(j) "Affiliate" will have the meaning specified in Section 14. For the purpose of Section 3(c), Party A is deemed not to have any Affiliates.

                                     Part 5

                                Other Provisions

(a) The following definitions are incorporated into this Master Agreement \ and any Confirmation:

         - the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (as amended and supplemented from time to time)

         (known as the "ISDA Definitions").

(b) In the event of any inconsistency between any two or more of the following documents, they shall take precedence over each other in the following descending order:

         (i)      any Confirmation;

         (ii)     the Schedule to the Master Agreement;

         (iii)    the other provisions of the Master Agreement;

         (iv)     the ISDA Definitions.

(c) The parties acknowledge that telephone conversations between them may be recorded and each party consents to such recordings being used as evidence in court proceedings.

(d)      In Section 2(a)(i) add the following sentence:

              "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party".

(e)      A new Section 2(a)(iv) is inserted as follows:

         "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made to a party if it has satisfied all its payment and delivery obligations under Section 2(a)(i) and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i)."

(f) The parties agree that, for the purpose of Section 2(b) of the Agreement, "Change of Account", any new account so designated shall be in the same tax jurisdiction as the original account.

(g) Additional Representations: In Section 3 add the following immediately after paragraph (f):

         "(g) Non Assignment. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust over any of its rights under any Transaction (other than, in respect of Party B, the trusts created pursuant to the Trust Deed) and has not given any charge over its assets, in the case of Party A, or the assets of the Trust (other than as provided in the Security Trust Deed), in the case of Party B.

         (h) Contracting as principal. Each existing Transaction has been entered into by Party A as principal and not otherwise and each existing Transaction has been entered into by Party B in its capacity as trustee of the Trust and not otherwise.

         Party B also represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that:

         (i) Trust Validly Created. The Trust has been validly created and is in existence at the date of this Agreement.

         (ii) Sole Trustee. Party B has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

         (iii) No Proceedings to remove. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Trust.

         (iv) Power. Party B has power under the Trust Deed to enter into this Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

         (v) Good Title. Party B is the owner of the assets of the Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed, and, subject only to the Trust Deed, the Security Trust Deed and any Security Interest (as defined in the Security Trust Deed) permitted under the Security Trust Deed, those assets are free from all other Security Interests."

(h)      Additional Covenant: In Section 4 add a new paragraph as follows:

         "(f) Contracting as Principal. Party A will enter into all Transactions as principal and not otherwise and Party B will enter into all Transactions in its capacity as trustee of the Trust and not otherwise."

(i)      (a)      In respect of any Transaction  that is described in its
                  Confirmation as a "Variable Rate Basis Swap", if at any time
                  Party A's short-term credit rating is downgraded below A-1 in the case of Standard & Poor's or A2 in the case of Moody's Investors Service Inc. it must, within 3 days of such downgrading (at its cost alone) either;

                  (i) establish such collateralisation arrangements in support of its obligations as are sufficient to allow the Designated Rating Agencies to confirm that the downgrade will not cause a reduction, withdrawal or qualification of the rating of the Notes; or

                  (ii) procure the novation of this Agreement to a replacement Swap Provider acceptable to the Designated Rating Agencies.

                  The failure by Party A to establish the collateral arrangements described in (i) above, or to procure the novation of this Agreement as described in (ii) above will constitute an Additional Termination Event. For the purposes of this Additional Termination Event, Party A will be the Affected Party.

         (b) In respect of any Transaction that is described in its Confirmation as a "Fixed Rate Basis Swap", if at any time Party A's short-term credit rating is downgraded below A-1 in the case of Standard & Poor's or A2 in the case of Moody's Investors Service Inc. Party A must, within 3 days of such downgrading, pay to Party B the Swap Collateral Amount (determined from time to time in accordance with paragraph (c) below), which amount Party B must lodge in Authorised Investments. For this purpose "Authorised Investments" are cash, bank accepted bills of exchange rated A-1+ by Standard & Poor's and P1 by Moody's Investors Service Inc. or other forms of securities acceptable to the Designated Rating Agencies. Following the initial payment of a Swap Collateral Amount within 3 days of its downgrade, Party A will be obliged to pay any subsequent Swap Collateral Amount by each Payment Date in respect of which, on the relevant Determination Date, a Swap Collateral Amount is calculated as being payable in accordance with paragraph
                  (c) below.

                  If Party B determines that it will lodge the Swap Collateral Amount in a cash account, Party B must as soon as is practicable establish and maintain in the name of Party B an account with a Bank having a short-term credit rating of A-1+ from Standard & Poor's and P-1 from Moody's Investors Services Inc. or which otherwise satisfies the requirements of the Designated Rating Agencies (the "Swap Collateral Account").

                  Party B may only make withdrawals from the Swap Collateral Account or liquidate the Authorised Investments if directed to do so by the Trust Manager and then only for the purpose of:

                  (i)      entering into a substitute swap;

                  (ii) refunding to Party A the amount of any reduction in the Swap Collateral Amount as required to be held under the calculation in paragraph (c) below;

                  (iii) withdrawing any amount which has been incorrectly deposited into the Collateral Account;

                  (iv) paying financial institutions duty, bank accounts debit tax or their equivalent payable in respect of the Collateral Account; or

                  (v) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

         (c) For any Business Day, the "Swap Collateral Amount" in respect of a Transaction will be either (1) the amount calculated by Party A in accordance with sub-paragraphs (i) - (vi) below, or
                  (2) such other higher amount as is required by each Designated Rating Agency to affirm the rating on the Notes.

                  For the purposes of alternative (1) above, the Swap Collateral Amount will be calculated as follows:

                  (i) A repricing profile of the loans to which the Transaction relates will be run as at the close of business on the previous Business Day.

                  (ii) The repricing duration (weighted average repricing term) of the profile will be calculated using a 5% constant prepayment rate and the spot mid-market zero coupon yield curve, which is derived from the average of the four major banks' mid-market inter-bank swap curves.

                  (iii) The implied volatility for the term derived in (ii) above will be calculated using the Sydney Futures Exchange futures strip.

                  (iv) The forward one month mid-market zero curve plus 5 basis points will be derived.

                  (v) A 99% degree of confidence will be applied to the zero curve derived in (iv) above (i.e. 2.33 x volatility).

                  (vi) The profile run under (i) above will be marked-to-market using the curve described in (v) above.

                  The difference between the market value of the outcome of step
                  (vi) and the Notional Value of the Transaction will represent the Swap Collateral Amount. Step (vi) will be repeated on a monthly basis (on each Determination Date for the Transaction) following the first determination of the Swap Collateral Amount.

         (d) The failure by Party A to establish the collateral arrangements described in (b) above will, at the discretion of Party B, constitute an Additional Termination Event. For the purposes of this Additional Termination Event, Party A will be the Affected Party.

         (e) If Party A has paid a Swap Collateral Amount to Party B in accordance with paragraph (b) above and an Early Termination Date is designated in respect of the Transaction to which that Swap Collateral Amount relates, then notwithstanding any other provision of this Agreement Party B will, as soon as is practicable, repay that Swap Collateral Amount to Party A.

(j) Confirmations. Notwithstanding the provisions of Section 9(e)(ii), each Confirmation in respect of a Swap Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original

         Confirmation signed by the parties, however any failure to sign an original Confirmation will not affect the validity or enforceability of any Swap Transaction.

(k)      Section 12 is amended as follows:-

         (i) In Section 12(a), insert "and settlement instructions requiring payment to an entity other than the original counterparty" after "Section 5 or 6" in line 2.

         (ii)     Section 12(a)(iii) is replaced with:

                  "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form."

(l)      In Section 14, the definition of "Market Quotation" is replaced with:

                  ""Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will take into account any existing Credit Support Document with respect to the obligations of such party.

                  Each quotation will be determined as the amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of the Future Obligations of both parties.

                  The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which the quotation or quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other.

                  If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined."

(m)      In Section 14, add new definitions:

                  ""Future Obligations" means in respect of a Terminated Transaction, all payment or delivery obligations (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) of a party under Section 2(a)(i) in respect of a Terminated Transaction or group of Terminated Transactions, that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. (For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included)."

                  "Trust Deed" means the Master Trust Deed dated 14 February 1997 and the Series 2002-1G WST Trust Series Notice dated on or about the date of this Agreement between amongst others Party B, Party A and the Trust Manager, and each of the following expressions shall have the meanings given to them in the Trust Deed:

                           "Designated Rating Agency"

                           "Insolvency Event"

                           "Note"

                           "Security Trust Deed"

                           "Swap Provider"

                           "Trust"

(n)      Any reference to a:

         (i) "Swap Transaction" in the 2000 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

         (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the 2000 ISDA Definitions.

(o)      The "September 1992 Australian Addendum No. 10 - (as amended in March
         1994) Netting of Schedule to Master Agreement of International Swaps and Derivatives Association, Inc." is deemed to be incorporated in this Agreement, except that in the event of any inconsistency between that addendum and this Schedule or any Confirmation, the Confirmation or this Schedule shall take precedence.

(p) Trust Deed: The Parties acknowledge and agree that for the purposes of the Trust Deed, this Agreement is a "Hedge Agreement" and Party A is a "Swap Provider" and "Support Facility Provider".

(q)      Restricted Remedies

         Party A shall not, in connection with this Agreement:

         (a) (judgment) obtain a judgement for the payment of money or damages by Party B;

         (b) (statutory demand) issue any demand under s459E(1) of the Corporations Act (or any analogous provision under any other law) against Party B;

         (c) (winding up) apply for the winding up or dissolution of Party B;

         (d) (execution) levy or enforce any distress or other execution to, on, or against any assets of Party B;

         (e) (court appointed receiver) apply for the appointment by a court of a receiver to any of the assets of Party B;

         (f) (set-off or counterclaim) exercise or seek to exercise any set-off or counterclaim against Party B;

         (g) (administrator) appoint, or agree to the appointment, of any administrator to Party B;

         or take proceedings for any of the above and Party A waives its right to make those applications and take those proceedings.



To:         Westpac Securities Administration            Westpac Securitisation Management Pty
            Limited                                      Limited
            as trustee of the Series 2002-1G WST         Level 25
            Trust                                        60 Martin Place
            Level 25                                     Sydney  NSW  2000
            60 Martin Place                              AUSTRALIA
            Sydney  NSW  2000
            AUSTRALIA                                    Attention: Cameron Kelly

            Attention: Bob Hamilton

            Westpac Banking Corporation
            Level 4
            255 Elizabeth Street
            Sydney  NSW  2000
            AUSTRALIA

            Attention: Glenn Grainger

CONFIRMATION - SERIES 2002-1G WST TRUST

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the terms specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation is entered into by Westpac Securities Administration Limited, ABN 77 000 049 472 as trustee of the Series 2002-1G WST Trust (the "Series Trust").

This Confirmation supplements, forms part of, and is subject to, the 2002 ISDA Master Agreement dated 12 March 2002, as amended, novated or supplemented from time to time (the "Agreement"), between Westpac Banking Corporation ("Party A"), Westpac Securities Administration Limited, ABN 77 000 049 472 as trustee of, the Series Trust ("Party B") and Westpac Securitisation Management Pty. Limited, ABN 73 081 709 211 (the "Manager").

All provisions contained in the Agreement govern this Confirmation except as expressly modified below. All other terms used and not defined in this Confirmation have the meaning given in the Master Trust Deed ("Trust Deed") between Party A, Party B and The Mortgage Company Pty Limited or the Series 2002-1G WST Trust Series Notice (the "Series Notice") between Party A, Party B, the Manager and others.



1.   Definitions



1.1  Variable Business Variable              The aggregate Housing Loan Principal balance of all
Home Loan Amount                             Variable Rate Home Loans as at the first day of each
                                             Collection Period, calculated on each Determination
                                             Date.

                                             The first Collection Period is the period from but
                                             excluding the Cut-Off Date to and including 5 June
                                             2002. The last Collection Period is the period from but
                                             excluding the last day of the previous Collection Period
                                             to and including) the Termination Date.

1.2  Variable Business Variable              A Variable Rate Home loan which is, on the first day of
Rate Home Loan                               that Collection Period, a Housing Loan subject to a


                                               variable rate of interest or is otherwise subject to a
                                               concessional introductory fixed rate of interest for 12
                                               months or less set at the discretion of Party A.

1.3  Collection Period                         Has the meaning given to it in the Series Notice

1.4  Currency of Exchange                      AUD

The terms of the Variable Business Variable Rate Basis Swap are as follows:

2.   Trade Date:                               4 March 2002

3.   Effective Date:                           Closing Date in respect of the Class A Notes

4.   Maturity Date:                            Payment Date falling in June 2033

5.   Termination Date:                         The earlier of:

                                               (a)  the date which is one month after the Notes
                                                    have been redeemed in full in accordance with
                                                    the Series Notice; or

                                               (b)  the date on which Party B enters into a swap
                                                    transaction, as previously notified to the
                                                    Designated Ratings Agency, and which the
                                                    Designated Ratings Agency has confirmed will
                                                    not cause a reduction in or withdrawal of the
                                                    rating of the Notes, to replace this Swap
                                                    Transaction, or

                                               (c)  Maturity Date

6.   Floating Amounts

         Floating Rate Payer:                  Party A

         Calculation Amount:                   The Variable Business Variable Home Loan Amount.

         Calculation                           Period From and including one Period End Date to and
                                               excluding the next Period End Date, commencing
                                               and including the First Period End Date to but
                                               excluding the Termination Date.

         Period End Dates                      The first day of each Collection Period

         First Period End Date                 Closing Date of Series 2002 1G

         Payment Dates:                        Each 5 June, 5 September, 5 December and 5 March,
                                               from and including 5 June 2002 to and including the
                                               Termination Date, subject to adjustment in accordance
                                               with the Applicable Business Day Convention

         Floating Rate Option:                 Bank Bill Rate plus the Spread


         Designated Maturity:                  90 days (except that Linear Interpolation between the
                                               Bank Bill Rate on the Closing Date and the Bank Bill
                                               Rate on the first Reset Date will apply in respect of the
                                               first Calculation Period)


        Spread:                      1.20 percent per annum for Payment Dates from and including 5
                                     June 2002 to and including 5 June 2009 and 1.36 per cent per annum from and excluding 5 June 2009 to the Termination Date provided that if the Step Up Margin on the Class A Notes reverts to 0.0 per cent per annum on any payment date under Clause 4.10 of the Series Notice then the Spread will revert to 1.20 per cent per annum on and from the corresponding Payment Date for this Swap Transaction.

        Floating Rate Day Count      Actual/365
        Fraction:

        Applicable Business Day
        Convention

        - Period End Dates           Not applicable

        - Payment Date               Following Business Day Convention

        - Termination Date           Following Business Day Convention

        Business Days                Sydney, London, New York

        Reset Dates:                 Each Period End Date, from and including the First Period End Date

        Compounding:                 Inapplicable

7.      Variable Rate Amounts:

        Variable Rate Payer:         Party B

        Calculation Amount:          The Variable Business Variable Home Loan Amount

        Calculation Period           From and  including one Period End Date to and excluding the next
                                     Period End Date, commencing and including the First Period End Date to but excluding the Termination Date.

        Period End Dates             The first day of each Collection Period

        First Period End Date        Closing Date of Series 2002 1G

        Payment Dates:               Each 5 June, 5 September, 5 December and 5 March, from and including 5 June 2002 to and including the Termination Date, subject to adjustment in accordance with the Applicable
                                     Business Day Convention

        Floating Rate Option:        The Weighted Average Variable Housing Rate,  payable  quarterly in arrears, defined as:

                                                     (SIGMA)/n/ (VOLi x VHRi)
                                                     ------------------------
                                                        (SIGMA)/n/ (AVOL)


                                     Where

                                     VOLi  =   the  Housing  Loan  Principal  balance  of  each
                                               Variable  Business  Variable  Rate


                                               Home Loan on each day of the Collection Period

                                     VHRi  =   the interest rate applied to each Variable Rate
                                               Home Loan as at each day (n) during the
                                               Collection Period
                                     AVOL  =   the aggregate Variable Rate Home Loan balance
                                               as at each day (n) during the Collection
                                               Period ending
                                     n     =   each day in the Collection Period.

        Variable Rate Day Count      Actual / 365
        Fraction:

        Applicable Business Day
        Convention

        - Period End Dates           Not applicable

        - Payment Date               Following Business Day Convention

        - Termination Date           Following Business Day Convention

        Business Days                Sydney, London, New York

        Reset Dates:                 Each Period End Date, from and including the First
                                     Period End Date

        Compounding:                 Inapplicable

8.      Exchanges

Initial and Final Exchange:

        Party A Initial and Final    Nil
        Exchange Amount:

        Party B Initial and Final    Nil
        Exchange Amount:

Exchange on each Payment Date        The Party A Calculation Amount and the Party B
                                     Calculation Amount are netted as specified in the
                                     Schedule.

9.      Account Details:

Payments to Party A

Account for payments in A$:          The account notified in writing by Party A to Party B in
                                     accordance with Part 5 of the Schedule to the Agreement

Payments to Party B

Account for payments in A$:          The account notified in writing by Party B to Party A in
                                     accordance with Part 5 of the Schedule to the Agreement

10.     Offices:                     In accordance with Part 5 of the Schedule to the Agreement

11.  Other: Trustee Provisions
     -------------------------

(a) Subject to paragraph 11(b), but despite any other provision of this Agreement, the liability of Party B to Party A under or in connection with any Party B Swap Payment or any other unpaid amount of any previous Party B Swap Payment is limited to the total amount available for distribution to Party A under clause 6 of the Series Notice.

(b)  (i)    Nothing in paragraph 11(a) limits the liability of Party B for any loss, cost or expense suffered or incurred by Party A arising from Party B's fraud or gross negligence under or in connection with this Agreement.

     (ii)   Failure by Party B to make all or any part of any Party B Swap
            Payment:

         . is, subject to Section 5(a), an Event of Default; and . does not of itself constitute fraud or gross negligence on its part

Please confirm your acceptance of this Swap Transaction by signing and returning this Confirmation to us by facsimile.

Executed documents will follow by mail.


Confirmed as at the date first written                 Confirmed as at the date first written above:
above:

SIGNED for and on behalf of                            SIGNED for and on behalf of
WESTPAC SECURITIES                                     WESTPAC SECURITISATION MANAGEMENT
ADMINISTRATION LIMITED, ABN 77                         PTY. LIMITED, ABN 73 081 709 211
000 049 472
as trustee of the Series 2002-1G WST
Trust


By: /s/ Robert George Hamilton                         By: /s/ G.P.D. Rennie
        (Authorised Officer)                              (Authorised Officer)

Name: Robert George Hamilton                           Name: G.P.D. Rennie


Title: Manager, Trustee Securitisation                 Title: Attorney



Confirmed as at the date first written
above:

SIGNED for and on behalf of
WESTPAC BANKING CORPORATION,
ABN 33 007 457 141

By: /s/ Mark Putnam                                    By: /s/ G.P.D. Rennie
 (Authorised Officer)                                    (Authorised Officer)

Name: Mark Putnam                                      Name G.P.D. Rennie
      Head of ALM


To:         Westpac Securities Administration              Westpac Securitisation Management Pty
            Limited                                        Limited
            as trustee of the Series 2002-1G WST           Level 25
            Trust                                          60 Martin Place
            Level 25                                       Sydney  NSW  2000
            60 Martin Place                                AUSTRALIA
            Sydney  NSW  2000
            AUSTRALIA                                      Attention: Cameron Kelly


            Attention: Bob Hamilton

            Westpac Banking Corporation
            Level 4
            255 Elizabeth Street
            Sydney NSW 2000
            AUSTRALIA

            Attention: Glenn Grainger

CONFIRMATION - SERIES 2002-1G WST TRUST

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the terms specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation is entered into by Westpac Securities Administration Limited, ABN 77 000 049 472 as trustee of the Series 2002-1G WST Trust (the "Series Trust").

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated 12 March 2002, as amended, novated or supplemented from time to time (the "Agreement"), between Westpac Banking Corporation ("Party A"), Westpac Securities Administration Limited, ABN 77 000 049 472 as trustee of the Series Trust ("Party B") and Westpac Securitisation Management Pty. Limited, ABN 73 081 709 211 (the "Manager").

All provisions contained in the Agreement govern this Confirmation except as expressly modified below. All other terms used and not defined in this Confirmation have the meaning given in the Master Trust Deed ("Trust Deed") between Party A, Party B and The Mortgage Company Pty Limited or the Series 2002-1G WST Trust Series Notice (the "Series Notice") between Party A, Party B, the Manager and others.


1.    Description of the Transaction


1.    1.1 New Business Fixed Home       The aggregate Housing Loan Principal balance of all
      Loan Amount                       New Business Fixed Rate Home Loans as at the first
                                        day of each Collection Period, calculated on each
                                        Determination Date.

                                        The first Collection Period is the period from but
                                        excluding the Cut-Off Date to and including 5 June
                                        2009. The last Collection Period is the period from but
                                        excluding the last day of the previous Collection Period
                                        to and including) the Termination Date.

1.2 New Business Fixed Rate             A Housing Loan which was (a) earning a variable rate of
Home Loan                               interest or a concessionary fixed rate of interest for 12


                                        months or less as at Cut Off Date and is, on the first day of that Collection Period, a Housing Loan subject to a
                                        fixed rate of interest (other than a loan subject to a
                                        concessional introductory fixed rate of interest for 12
                                        months or less) with a fixed rate period commencing
                                        after the Cut Off Date or (b) earning a fixed rate of
                                        interest (other than a loan subject to a concessionary
                                        fixed rate of interest for 12 months or less) as at Cut Off and is, on the first day of that Collection Period, a
                                        Housing Loan subject to a new fixed rate of interest
                                        (other than a loan subject to a concessional introductory
                                        fixed rate of interest for 12 months or less) with a fixed rate period commencing after the Cut Off Date.

1.3 Collection Period                   Has the meaning given to it in the Series Notice

1.4 Currency of Exchange                AUD

The terms of the particular Transaction to which this Confirmation relates are specified below:

2.  Trade Date:                         4 March 2002

3.  Effective Date:                     Issue Date in respect of the Class A Notes

4.  Maturity Date                       Payment Date falling in June 2033

5.  Termination Date:                   The earlier of:

                                        (a)   the date which is one month after the Notes
                                              have been redeemed in full in accordance with
                                              the Series Notice; or

                                        (b)   the date on which Party B enters into a swap
                                              transaction, as previously notified to the
                                              Designated Ratings Agency, and which the
                                              Designated Ratings Agency has confirmed will
                                              not cause a reduction in or withdrawal of the
                                              rating of the Notes, to replace this Swap
                                              Transaction, or

                                        (c)   Maturity Date

6.  Floating Amounts

         Floating Rate Payer:           Party A

         Calculation Amount:            New Business Fixed Home Loan Amount

         Calculation Period             From and including one Period End Date to and
                                        excluding the next Period End Date, commencing and
                                        including the First Period End Date to but excluding
                                        the Termination Date.

         Period End Dates               The first day of each Collection Period

         First Period End Date          Closing Date of Series 2002 1G


         Payment Dates:                 Each 5 June, 5 September, 5 December and 5 March,
                                        from and including 5 June 2002 to and  including the
                                        Termination Date, subject to adjustment in accordance
                                        with the Applicable Business Day Convention


         Floating Rate Option:          Bank Bill Rate plus the Spread

         Designated Maturity:           90 days (except that Linear Interpolation between the Bank Bill ate on the Closing Date and the Bank Bill Rate on the first
                                        Reset Date will apply in respect of the first Calculation Period)

         Spread:                        1.10 percent per annum for Payment Dates from and including 5
                                        June 2002 to and including 5 June 2009 and 1.26 per cent per annum from and excluding 5 June 2009 to the Termination Date provided that if the Step Up Margin on the Class A Notes reverts to 0.0 per cent per annum on any payment date under Clause 4.10 of the Series Notice then the Spread will revert to 1.10 per cent per annum on and from the corresponding Payment Date for this Swap Transaction.

         Floating Rate Day Count        Actual / 365
         Fraction:

         Applicable Business Day
         Convention

         - Period End Dates             Not applicable

         - Payment Date                 Following Business Day Convention

         - Termination Date             Following Business Day Convention

         Business Days                  Sydney, London, New York

         Reset Dates:                   Each Period End Date, from and including the First Period End Date

         Compounding:                   Inapplicable

7.       Fixed Rate Amounts :

         Fixed Rate Payer:              Party B

         Calculation Amount:            New Business Fixed Home Loan Amount

         Calculation Period             From and including one Period End Date to and excluding the next Period
                                        End Date, commencing and including the First Period End Date to but excluding the Termination Date.

         Period End Dates               The first day of each Collection Period

         First Period End Date          Closing Date of Series 2002 1G


         Payment Dates:                 Each 5 June, 5 September, 5 December and 5 March, from and including 5 June 2002 to and  including the Termination Date, subject to adjustment in accordance with the Applicable Business
                                        Day Convention

         Fixed Rate:                    The Weighted Average Customer Rate,  payable  quarterly in arrears where the Weighted Average Customer Rate is defined as:


                                                                  (SIGMA)/n/ (VOLi x CRi)
                                                                  -----------------------
                                                                   (SIGMA)/n/ (AVOL)

                                        Where

                                        VOLi     =   the Housing Loan Principal  balance of each New
                                                     Business Fixed Rate Home Loan on each day of
                                                     the Collection Period

                                        CRi     =    the interest rate applied to each New Business
                                                     Fixed Rate Home Loan on each day (n) during
                                                     the Collection Period ending

                                        AVOL     =   the aggregate New Business  Fixed Rate Home Loan
                                                     balance as at each day (n) during the
                                                     Collection Period

                                        n        =   each day in the Collection Period.


         Fixed Rate Day Count           Actual / 365
         Fraction:

         Applicable Business Day
         Convention

         - Period End Dates             Not applicable

         - Payment Date                 Following Business Day Convention

         - Termination Date             Following Business Day Convention

         Business Days                  Sydney, London, New York

         Reset Dates:                   Each Period End Date, from and including the First Period End Date

         Compounding:                   Inapplicable

8. Exchanges

Initial and Final Exchange:

         Party A Initial and FInal      Nil
         Exchange Amount:

         Party B Initial and Final      Nil
         Exchange Amount:

Exchange on each Payment Date           The Party A Calculation Amount and the Party B Calculation Amount are
                                        netted as specified in the Schedule.


9. Account Details:

Payments to Party A

Account for payments in A$:             The account notified in writing by Party A to Party B in
                                        accordance with Part 5 of the Schedule to the Agreement
Payments to Party B


Account for payments in A$:             The account notified in writing by Party B to Party A in
                                        accordance with Part 5 of the Schedule to the Agreement

10. Offices:                            In accordance with Part 5 of the Schedule to the Agreement

11. Other: Trustee Provisions
    -------------------------

(a) Subject to paragraph 11(b), but despite any other provision of this Agreement, the liability of Party B to Party A under or in connection with any Party B Swap Payment or any other unpaid amount of any previous Party B Swap Payment is limited to the total amount available for distribution to Party A under clause 6 of the Series Notice.

(b) (i) Nothing in paragraph 11(a) limits the liability of Party B for any loss, cost or expense suffered or incurred by Party A arising from Party B's fraud or gross negligence under or in connection with this Agreement.

     (ii) Failure by Party B to make all or any part of any Party B Swap
          Payment:
          . is, subject to Section 5(a), an Event of Default; and . does not of itself constitute fraud or gross negligence on its part

Executed documents will follow by mail.

Yours sincerely

Confirmed as at the date first written                 Confirmed as at the date first written above:
above:

SIGNED for and on behalf of                            SIGNED for and on behalf of
WESTPAC SECURITIES                                     WESTPAC SECURITISATION MANAGEMENT
ADMINISTRATION LIMITED, ABN 77                         PTY. LIMITED, ABN 73 081
000 049 472                                            709 211
as trustee of the Series 2002-1G WST
Trust


By: /s/ Robert George Hamilton                         By: /s/ G.P.D. Rennie
         (Authorised Officer)                            (Authorised Officer)

Name: Robert George Hamilton                           Name: G.P.D. Rennie

Title: Manager, Trustee Securitisation                 Title: Attorney


Confirmed as at the date first written
above:

SIGNED for and on behalf of
WESTPAC BANKING CORPORATION,
ABN 33 007 457 141

By: /s/ Mark Putnam                                    By: /s/ G.P.D. Rennie
  (Authorised Officer)                                   (Authorised Officer)


Name: Mark Putnam                                      Name: G.P.D. Rennie
      Head of ALM


To:         Westpac Securities Administration             Westpac Securitisation Management Pty
            Limited                                       Limited
            as trustee of the Series 2002-1G WST          Level 25
            Trust                                         60 Martin Place
            Level 25                                      Sydney  NSW  2000
            60 Martin Place                               AUSTRALIA
            Sydney  NSW  2000
            AUSTRALIA                                     Attention: Cameron Kelly

            Attention: Bob Hamilton

            Westpac Banking Corporation
            Level 4
            255 Elizabeth Street
            Sydney  NSW  2000
            AUSTRALIA

            Attention: Glenn Grainger

CONFIRMATION - SERIES 2002-1G WST TRUST

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the terms specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation is entered into by Westpac Securities Administration Limited, ABN 77 000 049 472 as trustee of the Series 2002-1G WST Trust (the "Series Trust").

This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement dated 12 March 2002, as amended, novated or supplemented from time to time (the "Agreement"), between Westpac Banking Corporation ("Party A"), Westpac Securities Administration Limited, ABN 77 000 049 472 as trustee of, the Series Trust ("Party B") and Westpac Securitisation Management Pty. Limited, ABN 73 081 709 211 (the "Manager").

All provisions contained in the Agreement govern this Confirmation except as expressly modified below. All other terms used and not defined in this Confirmation have the meaning given in the Master Trust Deed ("Trust Deed") between Party A, Party B and The Mortgage Company Pty Limited or the Series 2002-1G WST Trust Series Notice (the "Series Notice") between Party A, Party B, the Manager and others.

1.       Description of the Transaction

1.       1.1 Existing Business Fixed       The aggregate Housing Loan Principal balance of all Existing
         Home Loan Amount                  Business Fixed Rate Home Loans as at the first day of each
                                           Collection Period, calculated on each Determination Date.

                                           The first Collection Period is the period from but excluding the
                                           Cut-Off Date to and including 5 June 2002. The last Collection
                                           Period is the period from but excluding the last day of the previous Collection Period to and including) the Termination Date.


1.2      Existing Business Fixed Rate      A Housing Loan which was earning a fixed rate of interest
         Home Loan                         (excluding a concessionary fixed rate of interest for 12 month or less) as at Cut Off Date and is, on the


                                           first day of that Collection Period, a Housing Loan subject to a fixed rate of interest (other than a loan subject to a concessional introductory fixed rate of interest for 12 months or less) with a fixed rate period commencing on or prior to Cut Off Date.

1.3 Collection Period                      Has the meaning given to it in the Series Notice

1.4 Currency of Exchange                   AUD

The terms of the Existing Business Fixed Rate Basis Swap are as follows:

2.       Trade Date:                       4 March 2002

3.       Effective Date:                   Issue Date in respect of the Class A Notes

4.       Maturity Date                     Payment Date falling in June 2033

5.       Termination Date:                 The earlier of:

                                           (a) the date  which is one month  after  the Notes  have been redeemed in full in accordance with the Series Notice; or

                                           (b) the date on which Party B enters into a swap transaction, as previously notified to the Designated Ratings Agency, and
                                               which the Designated Ratings Agency has confirmed will
                                               not cause a reduction in or withdrawal of the rating
                                               of the Notes, to replace this Swap Transaction, or

                                           (c) Maturity Date

6.       Floating Amounts

           Floating Rate Payer:            Party A

           Calculation Amount:             Existing Business Fixed Home Loan Amount

           Calculation Period              From and including one Period End Date to and excluding the next Period End Date, commencing and including the First Period
                                           End Date to but excluding the Termination Date.

           Period End Dates                The first day of each Collection Period

           First Period End Date           Closing Date of Series 2002 1G

           Payment Dates:                  Each 5 June, 5 September, 5 December and 5 March, from and including
                                           5 June 2002 to and including the Termination Date, subject to adjustment in accordance with the Applicable Business Day Convention

           Floating Rate Option:           Bank Bill Rate plus the Spread

           Designated Maturity:            90 days [(except that Linear Interpolation between the Bank Bill
                                           Rate on the Closing Date and the Bank Bill Rate on the first
                                           Reset Date will apply in respect of the first Calculation Period)]


         Spread:                           1.10 percent per annum for Payment Dates from and
                                           including 5 June 2002 to and including 5 June 2009
                                           and 1.26 per cent per annum from and excluding 5
                                           June 2009 to the Termination Date provided that if the
                                           Step Up Margin on the Class A Notes reverts to 0.0
                                           per cent per annum on any payment date under
                                           Clause 4.10 of the Series Notice then the Spread will
                                           revert to 1.10 per cent per annum on and from the
                                           corresponding Payment Date for this Swap
                                           Transaction.

         Floating Rate Day Count           Actual / 365
         Fraction:

         Applicable Business Day
         Convention

         - Period End Dates                Not applicable

         - Payment Date                    Following Business Day Convention

         - Termination Date                Following Business Day Convention

         Business Days                     Sydney, London, New York

         Reset Dates:                      Each Period End Date, from and including the First
                                           Period End Date

         Compounding:                      Inapplicable

7.  Fixed Rate Amounts :

         Fixed Rate Payer:                 Party B

         Calculation Amount:               Existing Business Fixed Home Loan Amount

         Calculation Period                From and including one Period End Date to and
                                           excluding the next Period End Date, commencing and
                                           including the First Period End Date to but excluding
                                           the Termination Date.

         Period End Dates                  The first day of each Collection Period

         First Period End Date             Closing Date of Series 2002 1G


         Fixed Rate:                       The Weighted Average Customer Rate, payable
                                           quarterly in arrears where the Weighted Average
                                           Customer Rate is defined as:

                                                          (SIGMA)n (VOLi x CRi)
                                                          ---------------------
                                                             (SIGMA)n (AVOL)

                                           Where


                                           VOLi =   the Housing Loan Principal balance of
                                                    each Existing Business Fixed Rate
                                                    Home Loan on each day of the
                                                    Collection Period

                                           CRi  =   the interest rate applied to each Existing
                                                    Business Fixed Rate Home Loan on


                                                     each day (n) during the Collection Period
                                           AVOL  =   the aggregate Existing Business Fixed
                                                     Rate Home Loan balance as at each day
                                                     (n) during the Collection Period.

                                           n     =   each day in the Collection Period.

         Payment Dates:                    Each 5 June, 5 September, 5 December and 5 March,
                                           from and including 5 June 2002 to and including the
                                           Termination Date, subject to adjustment in accordance
                                           with the Applicable Business Day Convention

         Fixed Rate Day Count              Actual / 365
         Fraction:

         Applicable Business Day
         Convention

         - Period End Dates                Not applicable

         - Payment Date                    Following Business Day Convention

         - Termination Date                Following Business Day Convention

         Business Days                     Sydney, London, New York

         Reset Dates:                      Each Period End Date, from and including the First
                                           Period End Date

         Compounding:                      Inapplicable

8.  Exchanges

Initial and Final Exchange:

         Party A Initial and Final         Nil
         Exchange Amount:

         Party B Initial and Final         Nil
         Exchange Amount:

Exchange on each Payment Date              The Party A Calculation Amount and the Party B
                                           Calculation Amount are netted as specified in the
                                           Schedule.

9.  Account Details:

Payments to Party A

Account for payments in A$:                The account notified in writing by Party A to Party B in
                                           accordance with Part 5 of the Schedule to the
                                           Agreement
Payments to Party B

Account for payments in A$:                The account notified in writing by Party B to Party A in
                                           accordance with Part 5 of the Schedule to the
                                           Agreement


10. Offices:                               In accordance with Part 5 of the Schedule to the
                                           Agreement

11.  Other: Trustee Provisions
     -------------------------

(a) Subject to paragraph 11(b), but despite any other provision of this Agreement, the liability of Party B to Party A under or in connection with any Party B Swap Payment or any other unpaid amount of any previous Party B Swap Payment is limited to the total amount available for distribution to Party A under clause 6 of the Series Notice.

(b) (i) Nothing in paragraph 11(a) limits the liability of Party B for any loss, cost or expense suffered or incurred by Party A arising from Party B's fraud or gross negligence under or in connection with this Agreement.

     (ii) Failure by Party B to make all or any part of any Party B Swap
          Payment:
         . is, subject to Section 5(a), an Event of Default; and . does not of itself constitute fraud or gross negligence on its part

Please confirm your acceptance of this Swap Transaction by signing and returning this Confirmation to us by facsimile.

Executed documents will follow by mail.


Confirmed as at the date first written         Confirmed as at the date first written above:
above:

SIGNED for and on behalf of                    SIGNED for and on behalf of
WESTPAC SECURITIES                             WESTPAC SECURITISATION MANAGEMENT
ADMINISTRATION LIMITED, ABN 77                 PTY. LIMITED, ABN 73 081 709 211
000 049 472
as trustee of the Series 2002-1G WST
Trust


By: /s/ Robert George Hamilton                 By: /s/ G.P.D. Rennie
         (Authorised Officer)                     (Authorised Officer)

Name: Robert George Hamilton                   Name:  G.P.D. Rennie

Title: Manager, Trustee Securitisation         Title:  Attorney

Confirmed as at the date first written
above:

SIGNED for and on behalf of
WESTPAC BANKING CORPORATION,
ABN 33 007 457 141

By: /s/ Mark Putnam                            By: /s/ G.P.D. Rennie
 (Authorised Officer)                             (Authorised Officer)

Name: Mark Putnam                              Name: G.P.D. Rennie
      Head of ALM



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